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                                                                    Exhibit 10.3



                             CONTRIBUTION AGREEMENT

                           dated as of March ___, 2005

                                     between

                                  HASU P. SHAH


                                 as Contributor,

                                       and

                     HERSHA HOSPITALITY LIMITED PARTNERSHIP


                                   as Acquiror


================================================================================

                             CONTRIBUTION AGREEMENT
                             ----------------------

          THIS CONTRIBUTION AGREEMENT, dated as of the _____ day of March, 2005, (the "Agreement") between Hasu P. Shah ("Shah" or the "Contributor"), and Hersha Hospitality Limited Partnership, a Virginia limited partnership (the "Acquiror"), provides:

                                    ARTICLEI
                                    --------

                       DEFINITIONS; RULES OF CONSTRUCTION
                       ----------------------------------

     1.1     Definitions.  The following terms shall have the indicated
             -----------
meanings:

          "Act of Bankruptcy" shall mean if a party hereto or any general
           -----------------
partner thereof shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability to pay its debts as they become due, (c) make a general assignment for the benefit of its creditors, (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts,
(g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), or (h) take any corporate or limited liability company action for the purpose of effecting any of the foregoing; or if a proceeding or case shall be commenced, without the application or consent of a party hereto or any general partner thereof, in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or general partner, (2) the appointment of a receiver, custodian, trustee or liquidator or such party or general partner or all or any substantial part of its assets, or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed; or an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereafter in effect) judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 consecutive days.

          "Articles of Organization" shall mean the Articles of Organization of
           ------------------------
the LLC filed with the Secretary of State of the State of New York on April 18, 2001, a true and correct copy of which is attached hereto as Exhibit F.
                                                             ---------

          "Assignment and Assumption Agreement" shall mean that certain
           -----------------------------------
Assignment and Assumption Agreement, dated as of the Closing Date, by and between Shah and Acquiror.

          "Authorizations" shall mean all licenses, permits and approvals
           --------------
required by any governmental or quasi-governmental agency, body or officer for the ownership, operation and use of the Property or any part thereof.

          "Closing" shall mean the Closing of the contribution and acquisition
           -------
of the Interests pursuant to this Agreement.

          "Closing Date" shall mean the date on which the Closing occurs.
           ------------

          "Consideration" shall mean $31,300,000.00 payable to the Contributor
           -------------
at Closing in the manner described in Section 2.3.
                                      ------------

          "Continuing Liabilities" shall include liabilities arising under
          -----------------------
Operating Agreements, equipment leases, loan agreements, or proration credits at Closing, but shall exclude any liabilities arising from any other arrangement, agreement or pending litigation.

               "Deposit"  shall  have  the  meaning  set  forth  in Section 2.3.
                -------

          "Employment Agreements" shall mean any and all employment agreements,
           ---------------------
written or oral, between the Contributor or its managing agent and the persons employed with respect to the Property. A schedule indicating all pertinent information with respect to each Employment Agreement in effect as of the date hereof, name of employee, social security number, wage or salary, accrued vacation benefits, other fringe benefits, etc., is attached hereto as Exhibit B.
                                                                      ---------

          "Escrow Agent" shall mean Summit Associates, 100 Lafayette Street, 3rd
           ------------
Floor, New York, NY 10013.

          "Existing Financing" shall mean the existing loan from Merrill Lynch
           ------------------
Capital to the LLC in the original principal amount of $16,500,000 made in connection with the Hotel.

          "FIRPTA Certificate" shall mean the affidavit of the Contributor under
           ------------------
Section 1445 of the Internal Revenue Code certifying that such Contributor is not a foreign corporation, foreign partnership, foreign limited liability company, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code and the Income Tax Regulations), in form and substance satisfactory to the Acquiror.

          "Governmental Body" means any federal, state, municipal or other
           -----------------
governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

          "Hotel" shall mean the hotel and related amenities located on the
           -----
Land.

          "Improvements" shall mean the Hotel and all other buildings,
           ------------
improvements, fixtures and other items of real estate located on the Land.

          "Insurance Policies" shall mean those certain policies of insurance
           ------------------
described on Exhibit C attached hereto.
             ---------

          "Intangible Personal Property" shall mean all intangible personal
           ----------------------------
property owned or possessed by the Contributor and used in connection with the ownership, operation, leasing, occupancy or maintenance of the Property, including, without limitation, the right to use the trade name "Hampton Inn" and all variations thereof, the Authorizations, escrow accounts, insurance policies, general intangibles, business records, plans and specifications, surveys and title insurance policies pertaining to the real property and the personal property, all licenses, permits and approvals with respect to the construction, ownership, operation, leasing, occupancy or maintenance of the Property, any unpaid award for taking by condemnation or any damage to the Land by reason of a change of grade or location of or access to any street or highway, and the share of the Tray Ledger as hereinafter defined, excluding (a) any of the aforesaid rights the Acquiror elects not to acquire,
(b) the Contributor's cash on hand, in bank accounts and invested with financial institutions and (c) accounts receivable except for the above described share of the Tray Ledger.

          "Interest" shall mean all right, title and interest of Shah in the
           --------
LLC, consisting of a 100% limited liability company interest in the LLC.

          "Inventory" shall mean all inventory located at the Hotel, including
           ---------
without limitation, all mattresses, pillows, bed linens, towels, paper goods, soaps, cleaning supplies and other such supplies.

          "Knowledge" shall mean the actual knowledge of the Contributor that he
           ---------
would have had after making reasonable investigation.

          "Land" shall mean that certain parcel of real estate lying and being
           ----
in New York City, New York County, New York, as more particularly described on Exhibit A attached hereto, together with all easements, rights, privileges,
---------
remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Contributor therein, in the streets and ways adjacent thereto and in the beds thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.

          "Leases" shall mean those leases of real property listed on Exhibit D
           ------                                                     ---------
attached hereto.

          "LLC" shall mean Brisam Hotel LLC, a New York limited liability
           ---
company that owns, as its only assets, the Land and hotel improvements located on the Land.

          "LLC Operating Agreement" shall mean the current operating agreement
           -----------------------
of the LLC, a true and correct copy of which is attached hereto as Exhibit G.
                                                                   ---------

          "Manager" shall mean HHMLP Herald Square, LLC, a New York limited
           -------
liability company, the current operator of the Hotel. The Manager is owned by Hersha Hospitality Management, LP, a Pennsylvania limited partnership, which is owned by Hersha Hospitality Management, Co., Shree Associates, Devi Associates, Shanti Associates, JSK Associates, Kunj Associates, Neil H. Shah, and David L. Desfor.

          "Operating Agreements" shall mean the management agreements, service
           --------------------
contracts, supply contracts, leases (other than the Leases) and other agreements, if any, in effect with respect to the construction, ownership, operation, occupancy or maintenance of the Property. All of the Operating Agreements in force and effect as of the date hereof are listed on

Exhibit E attached hereto.
---------

          "Owner's Title Policy" shall mean an owner's policy of title insurance
           --------------------
issued to the Acquiror by the Title Company, dated as of the Closing Date, pursuant to which the Title Company insures the Acquiror's ownership of fee simple title to the Real Property (including the marketability thereof) subject only to Permitted Title Exceptions. The Owner's Title Policy shall insure the Acquiror in the amount of the Consideration and shall be acceptable in form and substance to the Acquiror. The description of the Land in the Owner's Title Policy shall be by courses and distances and shall be identical to the description shown on a survey provided by the Contributor to the Acquiror.

          "Permitted Title Exceptions" shall mean those exceptions to title to
           --------------------------
the Real Property that are satisfactory to the Acquiror as determined pursuant to Section 2.2.
   -----------

          "Property" shall mean collectively the Land, Improvements, the
           --------
Inventory, the Reservation System, the Tangible Personal Property and the Intangible Personal Property.

          "Real Property" shall mean the Land and the Improvements.
           -------------

          "Reservation System" shall mean the Contributor's Reservation Terminal
           ------------------
and Reservation System equipment and software, if any.

          "Study Period" shall mean the period commencing at 9:00 a.m. on the
           ------------
date hereof, and continuing through 5:00 p.m. on the Closing Date.

          "Tangible Personal Property" shall mean the items of tangible personal
           --------------------------
Property consisting of all furniture, fixtures and equipment situated on, attached to, or used in the operation of the Hotel, and all furniture, furnishings, equipment, machinery, and other personal property of every kind located on or used in the operation of the Hotel and owned by the Contributor.

          "Title Commitment" shall mean the commitment by the Title Company to
           ----------------
issue the Owner's Title Policy.

          "Title Company" shall mean Summit Associates, 100 Lafayette Street,
           -------------
3rd Floor, New York, NY 10013, Telephone: 212/608-5866, Fax: 212/227-8745.

          "Tray Ledger" shall mean the final night's room revenue (revenue from
           -----------
rooms occupied as of 12:01 a.m. on the Closing Date, exclusive of food, beverage, telephone and similar charges which shall be retained by the Contributor), including any sales taxes, room taxes or other taxes thereon.

          "Utilities" shall mean public sanitary and storm sewers, natural gas,
           ---------
telephone, public water facilities, electrical facilities and all other utility facilities and services necessary for the operation and occupancy of the Property as a hotel.

     1.2     Rules of Construction.  The following rules shall apply to the
             ----------------------
construction and interpretation of this Agreement:

          (a) Singular words shall connote the plural number as well as the singular and vice versa, and the masculine shall include the feminine and the neuter.

          (b) All references herein to particular articles, sections, subsections, clauses or exhibits are references to articles, sections, subsections, clauses or exhibits of this Agreement.

          (c) Headings contained herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

          (d) Each party hereto and its counsel have reviewed and revised (or requested revisions of) this Agreement, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Agreement or any exhibits hereto.

                                    ARTICLE II
                                    ----------

                   CONTRIBUTION AND ACQUISITION; STUDY PERIOD;
                   -------------------------------------------
                            PAYMENT OF CONSIDERATION
                            ------------------------

     2.1     Contribution and Acquisition.  The Contributor agrees to
             ----------------------------
contribute, assign and transfer its Interest to the Acquiror and the Acquiror agrees to accept the Contributor's Interest in exchange for the Consideration and in accordance with the other terms and conditions set forth herein.

     2.2     Study Period.  (a)  The Acquiror shall have the right, until the
             -------------
end of the Study Period, to enter upon the Real Property and to perform, at the Acquiror's expense, such economic, surveying, engineering, environmental, topographic and marketing tests, studies and investigations as the Acquiror may deem appropriate. If such tests, studies and investigations warrant, in the Acquiror's sole, absolute and unreviewable discretion, the purchase of the Interest for the purposes contemplated by the Acquiror, then the Acquiror may elect to proceed to Closing and shall so notify the Contributor prior to the expiration of the Study Period. If for any reason the Acquiror does not so notify the Contributor of its determination to proceed to Closing prior to the expiration of the Study Period, or if the Acquiror notifies the Contributor, in writing, prior to the expiration of the Study Period that it has determined not to proceed to Closing, this Agreement automatically shall terminate, and the Acquiror shall be released from any further liability or obligation under this Agreement.

          (b) During the Study Period, the Contributor shall make available to the Acquiror, its agents, auditors, engineers, attorneys and other designees, for inspection copies of all existing architectural and engineering studies, surveys, title insurance policies, zoning and site plan materials, correspondence, environmental audits and other related materials or information if any, relating to the Property which are in, or come into, the Contributor's possession or control.

          (c) The Acquiror hereby indemnifies and defends the Contributor against any loss, damage or claim arising from entry upon the Real Property by the Acquiror or any agents, contractors or employees of the Acquiror. The Acquiror, at its own expense, shall restore any damage to the Real Property caused by any of the tests or studies made by the Acquiror.

          (d) During the Study Period, the Acquiror, at its expense, may cause an examination of title to the Property to be made, and, prior to the expiration of the Study Period, may notify the Contributor of any defects in title shown by such examination that the Acquiror is unwilling to accept. The Contributor shall notify the Acquiror whether the Contributor is willing to cure such defects and to proceed to Closing. Contributor may cure, but shall not be obligated to cure such defects. If such defects consist of deeds of trust, mechanics' liens, tax liens or other liens or charges in a fixed sum or capable of computation as a fixed sum, the Contributor, at his option, shall either pay and discharge (in which event, the Escrow Agent is authorized to pay and discharge at Closing) such defects at Closing. If the Contributor is unwilling or unable to cure any such defects by Closing, the Acquiror shall elect (1) to waive such defects and proceed to Closing without any abatement in the Consideration or (2) to terminate this Agreement. The Contributor shall not, after the date of this Agreement, subject the Property to and shall take all reasonable best efforts to prevent the Property from being subjected to any liens, encumbrances, covenants, conditions, restrictions, easements or other title matters or seek any zoning changes or take any other action which may affect or modify the status of title without the Acquiror's prior written consent, which consent shall not be unreasonably withheld or delayed. All title matters revealed by the Acquiror's title examination and not objected to by the Acquiror as provided above shall be deemed Permitted Title Exceptions. If Acquiror shall fail to examine title and notify the Contributor of any such title objections by the end of the Study Period, all such title exceptions (other than those rendering title unmarketable and those that are to be paid at Closing as provided above) shall be deemed Permitted Title Exceptions.

     2.3     Payment of the Consideration. The Consideration shall be paid to
             -----------------------------
the Contributor in the following manner:

          (a) The Acquiror shall receive a credit against the Consideration in an amount equal to the outstanding balance (principal, interest, fees and the like), as of the Closing Date, of the Existing Financing encumbering the Property as such balance is evidenced by a letter from the lender, which loan the Acquiror shall take subject to or, at Acquiror's option, assume.

          (b) Acquiror has made a deposit of $4,500,000.00 (the "Deposit") into an interest-bearing escrow account, which account bears interest at a rate of 10% per annum. The Deposit shall be refundable to Acquiror until the Closing. In the event Closing occurs, Acquiror shall receive a credit against the Consideration in an amount equal to the Deposit.

          (c) The Acquiror shall pay the balance of the Consideration, as adjusted by the prorations pursuant to Section 6.5 hereof, in the form of lawful money of the United States (the "Funds").

                                   ARTICLE III
                                   -----------

             CONTRIBUTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS
             -------------------------------------------------------

          To induce the Acquiror to enter into this Agreement and to purchase the Property, the Contributor hereby makes the following representations, warranties and covenants, upon each of which the Contributor acknowledges and agrees that the Acquiror is entitled to rely and has relied:

     3.1     Identity and Power.  The Contributor is an individual and has all
             ------------------
requisite powers and all governmental licenses, authorizations, consents and approvals necessary to carry on its business as now conducted, to own, lease and operate his properties, to execute and deliver this Agreement and any document or instrument required to be executed and delivered on behalf of the Contributor hereunder, to perform his obligations under this Agreement and any such other documents or instruments and to consummate the transactions contemplated hereby.

     3.2     Authorization, No Violations and Notices.
             ----------------------------------------

          (a) The execution, delivery and performance of this Agreement by the Contributor, and the consummation of the transactions contemplated hereby have been duly authorized, adopted and approved by the Contributor. No other proceedings are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed by Contributor and is a valid and binding obligation enforceable against him in accordance with its terms.

          (b) Neither the execution, delivery, or performance by the Contributor of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Contributor with any of the provisions hereof, will

               (i) violate, conflict with, result in a breach of any provision of, constitute a default (or an event that, which, with or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any lien, security interest, charge, or encumbrance upon any of the Property or assets of the LLC, under any of the terms, conditions, or provisions of, the Articles of Organization, the LLC Operating Agreement, or any note, bond, mortgage, indenture, deed of trust, license (including without limitation, the License), lease, agreement, or other instrument, or obligation to which the LLC is a party, or by which the LLC may be bound, or to which the LLC or the Property or assets may be subject; or

               (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule, or regulation applicable to the LLC or its Property or assets that would not be violated by the execution, delivery or performance of this Agreement or the transactions contemplated hereby by the Contributor or compliance by the Contributor with any of the provisions hereof.

     3.3     Litigation with respect to Contributor.  There is no action, suit,
             --------------------------------------
claim or proceeding pending or, to the Contributor's Knowledge, threatened against or affecting the Contributor or his assets in any court, before any arbitrator or before or by any governmental body or other regulatory authority
(i) that would materially adversely affect the Contributor or the Interest, (ii) that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the transactions contemplated hereby, or (iii) would delay the consummation of any of the transactions contemplated hereby. The Contributor is not subject to any judgment, decree, injunction, rule or order of any court relating to the Contributor's participation in the transactions contemplated by this Agreement. Notwithstanding anything stated herein, there are certain suits, claims and actions that are currently pending against the Property and the LLC that may have non-material adverse impact on the Property or the LLC.

     3.4     Interest and Property.
             ---------------------

          (a) The Interest is, on the date hereof, and will be on the Closing Date, free and clear of all liens and encumbrances and the Contributor has good, marketable title thereto and the right to convey same in accordance with the terms of this Agreement. Upon delivery of the Contributor's Assignment and Assumption Agreement to the Acquiror at Closing, good valid and marketable title to the Contributor's Interest, free and clear of all liens and encumbrances, will pass to the Acquiror. The Interest constitutes the only outstanding securities of the LLC.

          (b) Except for the lien created in connection with the Existing Financing, the Property is, on the date hereof, and will be on the Closing Date, free and clear of all liens and encumbrances, and the LLC has good, marketable title thereto and the right to convey same. The LLC is the fee simple owner of the Real Property and the sole owner of the Property.

     3.5     Bankruptcy with Respect to Contributor. No Act of Bankruptcy has
             --------------------------------------
occurred with respect to the Contributor.

     3.6     Brokerage Commission.  The Contributor has not engaged the services
             --------------------
of, nor is it or will it or Acquiror become liable to, any real estate agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other amount with respect to the transactions described herein on account of any action by the Contributor.

     3.7     The LLC.
             -------

          (a) The LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of New York and has all requisite powers necessary to carry on its business as now conducted, to own, lease and operate its properties.

          (b) Neither the execution, delivery, or performance by the Contributor of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Contributor or the LLC with any of the provisions hereof, will:

               (i) violate, conflict with, result in a breach of any provision of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any lien, security interest, charge, or encumbrance upon any of the Property or other assets of the LLC, under any of the terms, conditions, or provisions of, the Articles of Organization or LLC Operating Agreement, or any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument or obligation to which the LLC is a party, or by which the LLC may be bound, or to which the LLC or its properties or assets may be subject; or

               (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule, or regulation applicable to the LLC or any of the LLC's properties or assets.

          (c) Except for the Contributor, no party has any interest in the LLC or the Property or any portion thereof, or the right or option to acquire any interest in the LLC or the Property or any portion thereof. The LLC has no subsidiaries and does not directly or indirectly own any securities of or interest in any other entity, including, without limitation, any LLC or joint venture.

          (d) The LLC has conducted no business other that the ownership and operation of the Property.

     3.8     Liabilities, Debts and Obligations.  Except for the Continuing
             ----------------------------------
Liabilities and the Existing Financing, the LLC has no liabilities, debts or obligations.

     3.9     Tax Matters with respect to LLC.
             -------------------------------

          (a) The Contributor has caused the LLC to file, and shall cause the LLC to file all income tax information returns on IRS Form 1065 (including K-1s for each member) and applicable state and local income tax forms required to be filed with the United States Government and with all states and political subdivisions thereof where any such returns are required to be filed and where the failure to file such return or report would subject the LLC or its sole member the Contributor, to any material liability or penalty. All taxes (other than sale taxes, rental taxes or the equivalent and real property taxes) imposed by the United States, or by any foreign country, or by any state, municipality, subdivision, or instrumentality of the United States or of any foreign country or by any other taxing authority, which are due and payable by the LLC have been paid in full or adequately provided for by reserves shown in their records and books of account and in the LLC's financial information. The LLC has not obtained or received any extension of time (beyond the Closing Date) for the assessment of deficiencies for any years or waived or extended the statute of limitations for the determination or collection of any tax. To the Contributor's Knowledge, no unassessed tax deficiency is proposed or threatened against the LLC.

          (b) All taxes, rental taxes or the equivalent, and all interest and penalties due thereon, required to be paid or collected by the LLC in connection with the operation of the Property as of the Closing Date will have been collected and/or paid to the appropriate governmental authorities, as required or such amounts shall be pro-rated as of the Closing Date. The Contributor shall cause the LLC to file, all necessary returns and petitions required to be filed through the Closing Date. The Contributor shall cause the LLC to prepare and file all federal and state income tax returns for the tax period ending on the Closing Date, which shall reflect the termination for tax purposes of the LLC.

     3.10     Contracts and Agreements.  There is no loan agreement, guarantee,
              ------------------------
note, bond, indenture and other debt instrument, lease and other contract to which the LLC is a party or by which its assets are bound other than Permitted Title Exceptions, the Leases, and the Operating Agreements.

     3.11     No Special Taxes.  The Contributor has no Knowledge of, nor has he
              ----------------
received any written notice of, any special taxes or assessments relating to the LLC or Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property.

     3.12     Compliance with Existing Laws.  The LLC possesses all
              -----------------------------
Authorizations, each of which is valid and in full force and effect, and, to Contributor's Knowledge, no provision, condition or limitation of any of the
Authorizations has been breached or violated.   The LLC has not misrepresented
or failed to disclose any relevant fact in obtaining all Authorizations, and the Contributor has no Knowledge of any change in the circumstances under which those Authorizations were obtained that result in their termination, suspension, modification or limitation. The Contributor has no Knowledge, nor has he received written notice within the past three years, of any existing violation of any provision of any applicable building, zoning, subdivision, environmental or other governmental ordinance, resolution, statute, rule, order or regulation, including but not limited to those of environmental agencies or insurance boards of underwriters, with respect to the ownership, operation, use, maintenance or condition of the Property or any part thereof, or requiring any repairs or alterations other than those that have been made prior to the date hereof.

     3.13     Operating Agreements.  The LLC has performed all of its
              --------------------
obligations under each of the Operating Agreements and no fact or circumstance has occurred which, by itself or with the passage of time or the giving of notice or both, would constitute a material default under any of the Operating Agreements. Without the prior written consent of the Acquiror, which consent will not be unreasonably withheld or delayed, the Contributor shall cause the LLC not to enter into any new management agreement, maintenance or repair contract, supply contract, lease in which it is lessee or other agreements with respect to the Property, nor shall the Contributor cause the LLC to enter into any agreements modifying the Operating Agreements.

     3.14     Warranties and Guaranties.  The Contributor shall cause the LLC
              -------------------------
not to release or modify any warranties or guarantees, if any, of manufacturers, suppliers and installers relating to the Improvements and the Tangible Personal Property or any part thereof, except with the prior written consent of the Acquiror, which consent shall not be unreasonably withheld or delayed. A complete list of all such warranties and guaranties in effect as of the date of this Agreement is attached hereto as Exhibit H.
                                     ---------

     3.15     Insurance.  All of the LLC's Insurance Policies are valid and in
              ---------
full force and effect, all premiums for such policies were paid when due and the Contributor shall cause the

LLC to pay all future premiums for such policies (and any replacements thereof) on or before the due date therefor. The Contributor shall cause the LLC to pay all premiums on, and shall cause the LLC not to cancel or allow to expire, any of the LLC's Insurance Policies prior to the Closing Date unless such policy is replaced, without any lapse of coverage, by another policy or policies providing coverage at least as extensive as the policy or policies being replaced. The Contributor shall cause the LLC to name the Acquiror as an additional insured on each of the LLC's Insurance Policies.

     3.16     Condemnation Proceedings; Roadways.  The LLC has received no
              ----------------------------------
written notice of any condemnation or eminent domain proceeding pending or threatened against the Property or any part thereof. The Contributor has no Knowledge of any change or proposed change in the route, grade or width of, or otherwise affecting, any street or road adjacent to or serving the Real Property.

     3.17     Litigation with respect to LLC.  Except as set forth on Exhibit I
              ------------------------------                          ---------
there is no action, suit or proceeding pending or known to be threatened against or affecting the LLC or any part of or interest in the Property in any court, before any arbitrator or before or by any governmental agency which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other material agreement or instrument to which the LLC is a party or by which it is bound and that is or is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of the LLC, (c) could materially and adversely affect the ability of the LLC to perform its obligations hereunder, or under any document to be delivered pursuant hereto,
(d) could create a material lien on the Property, any part thereof or any interest therein, or (e) could otherwise materially and adversely affect the Property, any part thereof or any interest therein or the use, operation, condition or occupancy thereof.

     3.18     Labor Disputes and Agreements.  There are not currently any labor
              -----------------------------
disputes pending or, threatened as to the operation or maintenance of the
Property or any part thereof.   The LLC is not a party to any union or other
collective bargaining agreement with employees employed in connection with the ownership, operation or maintenance of the Property. The Acquiror will not be obligated to give or pay any amount to any employee of the LLC, and the Acquiror shall not have any liability under any pension or profit sharing plan that the LLC may have established with respect to the Property or their or its employees.

     3.19     Financial Information.  To the Contributor's Knowledge, except as
              ---------------------
otherwise disclosed in writing to the Acquiror prior to the end of the Study Period, for each of the LLC's accounting years, when a given year is taken as a whole, all of the LLC's financial information previously delivered or to be delivered to the Acquiror is and shall be correct and complete in all material respects and presents accurately the financial condition of the LLC and results of the operations of the Property for the periods indicated, except that such statements do not have footnotes or schedules that may otherwise be required by GAAP. If requested by the Acquiror, the Contributor shall cause the LLC to deliver promptly all four-week period ending financial information available to the LLC. The LLC's financial information is prepared based on books and records maintained by the LLC in accordance with the LLC's accounting system. The LLC's financial information has been provided to the Acquiror without any changes or alteration thereto. To the best of Contributor's Knowledge, since the date of the last financial statement included in the LLC's financial information, there has been no material adverse change in the financial condition or in the operations of the Property.

     3.20     Organizational Documents.  The LLC's Organizational Documents are
              ------------------------
in full force and effect and have not been modified or supplemented, and no fact or circumstance has occurred that, by itself or with the giving of notice or the passage of time or both, would constitute a default thereunder.

     3.21     Operation of Property.  The Contributor covenants that between the
              ---------------------
date hereof and the date of Closing Contributor shall cause the LLC to (a) operate the Property only in the usual, regular and ordinary manner consistent with the LLC's prior practice, (b) maintain the books of account and records in the usual, regular and ordinary manner, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books in prior years, and (c) use all reasonable efforts to preserve intact the present business organization, keep available the services of the present officers and employees and preserve their relationships with suppliers and others having business dealings with them. The Contributor shall cause the LLC to continue to make good faith efforts to take guest room reservations and to book functions and meetings and otherwise to promote the business of the Property in generally the same manner as the LLC did prior to the execution of this Agreement. Except as otherwise permitted hereby, from the date hereof until Closing, the Contributor shall use its good faith efforts to ensure that the LLC shall not take any action or fail to take action the result of which (i) would have a material adverse effect on the Property or the Acquiror's ability to continue the operation thereof after the Closing Date in substantially the same manner as presently conducted, (ii) reduce or cause to be reduced any room rents or any other charges over which Contributor has operational control, or
(iii) would cause any of the representations and warranties contained in this
Article III to be untrue as of Closing.
-----------

     3.22     Bankruptcy with respect to LLC.  No Act of Bankruptcy has occurred
              ------------------------------
with respect to the LLC.

     3.23     Hazardous Substances.  Except for matters in LLC's or Acquiror's
              --------------------
audits, Contributor has no Knowledge: (a) of the presence of any "Hazardous Substances" (as defined below) on the Property, or any portion thereof, or, (b) of any spills, releases, discharges, or disposal of Hazardous Substances that have occurred or are presently occurring on or onto the Property, or any portion thereof, or (c) of the presence of any PCB transformers serving, or stored on, the Property, or any portion thereof, and Contributor has no Knowledge of any failure to comply with any applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Substances (as used herein, "Hazardous Substances" shall mean any substance or material whose presence, nature, quantity or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials is either: (1) potentially injurious to the public health, safety or welfare, the environment or the Property, (2) regulated, monitored or defined as a hazardous or toxic substance or waste by any Governmental Body, or (3) a basis for liability of the owner of the Property to any Governmental Body or third party, and Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil, or any products, by-products or components thereof, and asbestos). Notwithstanding anything to the contrary contained herein Contributor shall have no liability to Acquiror for any Hazardous Substances of which Contributor has no Knowledge.

     3.24     Room Furnishings.  All public spaces, lobbies, meeting rooms, and
              ----------------
each room in the Hotel available for guest rental is furnished in accordance with Licensor's standards for the Hotel and room type.

     3.25     License.
              -------

     (a) The license from Promus Hotels, Inc. (the "Licensor") with respect to the Hotel (the "License") is, and at Closing will be, valid and in full force and effect, and on the Closing Date neither the Manager nor the LLC will be in default with respect thereto (with or without the giving of any required notice and/or lapse of time).

     (b) The Manager and the LLC shall receive written approval from the Licensor consenting to the purchase and sale of the Interest and the Hotel to Acquiror as contemplated hereunder.

     (c) Neither the execution, delivery, or performance by the Contributor of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Contributor or the LLC with any of the provisions hereof, will violate, conflict with, result in a breach of any provision of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination under any of the terms, conditions, or provisions of, the License.

     3.26     Independent Audit.  Contributor shall provide access by Acquiror's
              -----------------
representatives, to all financial and other information relating to the Property and the LLC.

     3.27     Bulk Sale Compliance.  Contributor shall indemnify Acquiror
              --------------------
against any claim, loss or liability arising under the bulk sales law in connection with the transaction contemplated herein.

     3.28     Sufficiency of Certain Items.  The Property contains not less
              ----------------------------
than:

          (a) a sufficient amount of furniture, furnishings, color television sets, carpets, drapes, rugs, floor coverings, mattresses, pillows, bedspreads and the like, to furnish each guest room, so that each such guest room is, in fact, fully furnished; and

          (b) a sufficient amount of towels, washcloths and bed linens, so that there are three sets of towels, washcloths and linens for each guest room (one on the beds, one on the shelves, and one in the laundry), together with a sufficient supply of paper goods, soaps, cleaning supplies and other such supplies and materials, as are reasonably adequate for the current operation of the Hotel.

     3.29     Intentionally Omitted.
              ----------------------

     3.30     Leases.  True, complete copies of the Leases, are attached as
              ------
Exhibit D hereto.  The Leases are, and will at Closing be, in full force and
---------
effect and neither Contributor nor the LLC, is in default and the Contributor shall make good faith efforts for himself and the LLC not to be in default with respect thereto (with or without the giving of any notice and/or lapse of time). The Leases are, or will be at Closing, freely assignable by Contributor and Contributor will have obtained all consents of any third party necessary to assign the Leases to Acquiror.

     3.31     Noncontravention.  The execution and delivery of, and the
              ----------------
performance by the Contributor of his obligations under this Agreement do not and will not contravene, or constitute a default under, any provision of applicable law or regulation, or any agreement, judgment, injunction, order, decree or other instrument binding upon the Contributor, or result in the creation of any lien or other encumbrance on any asset of the Contributor. There are no outstanding agreements (written or oral) pursuant to which the Contributor (or any predecessor to or representative of the Contributor) has agreed to contribute or has granted an option or right of first refusal to acquire the Interest or the Property or any part thereof.

     3.32     Intentionally Omitted.
              ---------------------

     Each of the representations, warranties and covenants contained in this
Article III and its various subparagraphs are intended for the benefit of the
-----------
Acquiror and may be waived in whole or in part, by the Acquiror, but only by an instrument in writing signed by the Acquiror. Each of said representations, warranties and covenants shall survive the closing of the transaction contemplated hereby for twelve (12) months, and no investigation, audit, inspection, review or the like conducted by or on behalf of the Acquiror shall be deemed to terminate the effect of any such representations, warranties and covenants, it being understood that the Acquiror has the right to rely thereon and that each such representation, warranty and covenant constitutes a material inducement to the Acquiror to execute this Agreement and to close the transaction contemplated hereby and to pay the Consideration to the Contributor. Acquiror acknowledges and agrees that, except for the representations and warranties expressly set forth herein, Acquiror is acquiring the LLC and Property "AS-IS, WHERE-IS" with no representations or warranties by or from Contributor or any of its affiliates, express or implied, or any nature whatsoever.

                                    ARTICLE IV
                                    ----------

              ACQUIROR'S REPRESENTATIONS, WARRANTIES AND COVENANTS
              ----------------------------------------------------

          To induce the Contributor to enter into this Agreement and to sell the Interests, the Acquiror hereby makes the following representations, warranties and covenants with respect to the Property, upon each of which the Acquiror acknowledges and agrees that the Contributor is entitled to rely and have relied:

     4.1     Organization and Power.  The Acquiror is a limited partnership duly
             ----------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, and has all partnership powers and all governmental licenses, authorizations, consents and approvals to carry on its business as now conducted and to enter into and perform its obligations under this Agreement and any document or instrument required to be executed and delivered on behalf of the Acquiror hereunder.

     4.2     Noncontravention.  The execution and delivery of this Agreement and
             ----------------
the performance by the Acquiror of its obligations hereunder do not and will not contravene, or constitute a default under, any provisions of applicable law or regulation, the Acquiror's partnership agreement or any agreement, judgment, injunction, order, decree or other instrument binding upon the Acquiror or result in the creation of any lien or other encumbrance on any asset of the Acquiror.

     4.3     Litigation.  There is no action, suit or proceeding, pending or
             ----------
known to be threatened, against or affecting the Acquiror in any court or before any arbitrator or before any Governmental Body which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which the Acquiror is a party or by which it is bound and that is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the ability of the Acquiror to perform its obligations hereunder, or under any document to be delivered pursuant hereto.

     4.4     Bankruptcy.  No Act of Bankruptcy has occurred with respect to the
             ----------
Acquiror.

     4.5     No Brokers.  The Acquiror has not engaged the services of, nor is
             ----------
it or will it become liable to, any real estate agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other amount with respect to the transaction described herein.

                                    ARTICLE V

                       CONDITIONS AND ADDITIONAL COVENANTS
                       -----------------------------------

          The Acquiror's obligations hereunder are subject to the satisfaction of the following conditions precedent and the compliance by the Contributor with the following covenants:

     5.1     Contributor's Deliveries.  The Contributor shall have delivered to
             ------------------------
the Escrow Agent or the Acquiror, as the case may be, on or before the date of Closing, all of the documents and other information required of Contributor pursuant to Section 6.2.
            -----------

     5.2     Representations, Warranties and Covenants; Obligations of
             ---------------------------------------------------------
Contributor; Certificate.  All of the Contributor's representations and
------------------------
warranties made in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as if then made, there shall have occurred no material adverse change in the financial condition of the Property or the LLC since the date hereof, the Contributor shall have performed all of its material covenants and other obligations under this Agreement and the Contributor shall have executed and delivered to the Acquiror at Closing a certificate to the foregoing effect.

     5.3     Title Insurance.  Good and indefeasible fee simple title to the
             ---------------
Real Property shall be insurable as such by the Title Company at or below its regularly scheduled rates subject only to Permitted Title Exceptions as determined in accordance with Section 2.2.
                              -----------

     5.4     Condition of Improvements.  The Improvements and the Tangible
             -------------------------
Personal Property (including but not limited to the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) shall be in the same condition at Closing as they are as of the date hereof, reasonable wear and tear excepted. Prior to Closing, the Contributor shall not have diminished the quality or quantity of maintenance and upkeep services heretofore provided to the Real Property and the Tangible Personal Property and the Contributor shall not have diminished the Inventory. The Contributor shall not have removed or caused or permitted to be removed any part or portion of the Real Property or the Tangible Personal Property unless the same is replaced, prior to Closing, with similar items of at least equal quality and acceptable to the Acquiror.

     5.5     Utilities.  All of the Utilities shall be installed in and
             ---------
operating at the Property, and service shall be available for the removal of garbage and other waste from the Property.

     5.6     License.  From the date hereof to and including the Closing Date,
             -------
Contributor shall comply with and perform all of the duties and obligations of licensee under the License.

     5.7     Interest.  From the date hereof to and including the Closing Date,
             --------
Contributor shall not sell, assign, pledge, hypothecate or otherwise transfer the Interest, except as contemplated by this Agreement, nor shall the Contributor cause or permit the LLC to issue any securities to any person or to sell, pledge, transfer or otherwise dispose of the Property or any interest therein.

     5.8     Existing Financing.  Acquiror acknowledges that the Property and
             ------------------
the LLC are subject to the Existing Financing, a loan in the sum of $16.5 million from Merrill Lynch Capital. and the Existing Financing shall continue to be an obligation of the LLC as of the Closing Date.

     5.9     Third Party Consents.  As a condition to Closing, the LLC shall
             --------------------
receive written approval from the Licensor and Merrill Lynch Capital, respectively, (i) to the purchase and sale of the Interest to Acquiror as contemplated hereunder and (ii) to the percentage lease structure whereby, on the Closing Date, the LLC shall lease the Property to 44 New England Management Company ("Lessee") pursuant to a percentage lease, and Lessee shall enter into a new management agreement with Manager.



                                    ARTICLE VI
                                    ----------

                                     CLOSING
                                     -------

     6.1     Closing.  Closing shall be held at a location that is mutually
             -------
acceptable to the parties, on or before March 31, 2005.

     6.2     Contributor' Deliveries.  At Closing, the Contributor shall deliver
             -----------------------
to Acquiror all of the following instruments, each of which shall have been duly executed and, where applicable, acknowledged on behalf of the Contributor and shall be dated as of the date of Closing:

          (a)     Certificates representing the Interest.

          (b)     The certificate required by Section 5.2.
                                              -----------

          (c)     The Assignment and Assumption Agreement.

          (d) Certificate(s)/Registration of Title for any vehicle owned by the Contributor and used in connection with the Property.

          (e) Such agreements, affidavits or other documents as may be required by the Title Company to issue the Owner's Title Policy with affirmative coverage over mechanics' and materialmen's liens.

          (f)     The FIRPTA Certificate.

          (g) True, correct and complete copies of all warranties, if any, of manufacturers, suppliers and installers possessed by the Contributor and relating to the Improvements and the Personal Property, or any part thereof.

          (h)     Copies of the LLC's Organizational Documents.

          (i) Appropriate consent of the LLC, authorizing (A) the execution of any documents to be executed and delivered by the LLC prior to, at or otherwise in connection with Closing and in connection with the transactions contemplated by this Agreement, and (B) the performance by the LLC of its obligations hereunder and under such documents.

          (j) Valid, final and unconditional certificate(s) of occupancy for the Real Property and Improvements, issued by the appropriate Governmental Body.

          (k) Such proof as the Acquiror may reasonably require with respect to Contributor's compliance with the bulk sales laws or similar statutes.

          (l) A written instrument executed by the Contributor, conveying and transferring to the Acquiror all of the Contributor's right, title and interest in any telephone numbers and facsimile numbers relating to the Property, and, if the Contributor maintains a post office box, conveying to the Acquiror all of its interest in and to such post office box and the number associated therewith, so as to assure a continuity in operation and communication.

          (m) All current real estate and personal property tax bills in the Contributor's possession or under its control.

          (n) A complete set of all guest registration cards, guest transcripts, guest histories, and all other available guest information.

          (o) An updated schedule of employees, showing salaries and duties with a statement of the length of service of each such employee, brought current to a date not more than 48 hours prior to the Closing.

          (p) A complete list of all advance room reservations, functions and the like, in reasonable detail so as to enable the Acquiror to honor the Contributor's commitments in that regard.

          (q) A list of the Contributor's outstanding accounts receivable as of midnight on the date prior to the Closing, specifying the name of each account and the amount due the Contributor.

          (r)     All keys for the Property.

          (s) All books, records, operating reports, appraisal reports, files and other materials in the Contributor's possession or control which are necessary in the Acquiror's discretion to maintain continuity of operation of the Property.

          (t) To the extent permitted under applicable law, documents of transfer necessary to transfer to the Acquiror the Contributor's employment rating for workmens' compensation and state unemployment tax purposes.

          (u) An assignment of all warranties and guarantees from all contractors and subcontractors, manufacturers, and suppliers in effect with respect to the Improvements.

          (v) Complete set of "as-built" drawings for the Improvements as available in Contributor's possession.

          (w) Such proof, reasonably acceptable to the Acquiror evidencing the payment by Contributor of all transfer taxes incurred in connection with the transactions contemplated by this Agreement.

          (x) Any other document or instrument reasonably requested by the Acquiror or required hereby.

     6.3     Acquiror's Deliveries.  At Closing, the Acquiror shall pay or
             ---------------------
deliver to the Contributor the following:

          (a)     The Consideration described in Section 2.3.
                                                 -----------

          (b)     The Assignment and Assumption Agreement.

          (c) Any other document or instrument reasonably requested by the Contributor or required hereby.

     6.4     Closing Costs.   The Acquiror  shall pay the legal fees and
             -------------
expenses. All filing fees, and recording or other similar taxes, and all charges for title insurance premiums shall be paid by the Acquiror. Acquiror shall pay for the releases or transfers of any deeds of trust, mortgages and other financing encumbering the Property, if any, and for any costs associated with any corrective instruments. The Acquiror shall pay all other costs, including all franchise license transfer fees, if any, in carrying out the transactions contemplated hereunder.

     6.5     Income and Expense Allocations.  All income, except any Intangible
             ------------------------------
Personal Property, and expenses with respect to the Property, determined in accordance with United States generally accepted accounting principles consistently applied, shall be allocated between the Contributor and the Acquiror. The Contributor shall be entitled to all income (including all cash box receipts and cash credits for unused expendables), and responsible for all expenses for the period of time up to but not including 12:01 a.m. on the Closing Date, and the Acquiror shall be entitled to all income and responsible for all expenses for the period of time from, after and including 12:01 a.m. on the Closing Date. Only adjustments for ground rent, if applicable, and real estate taxes shall be shown on the settlement statements (with such supporting documentation as the parties hereto may require being attached as exhibits to the settlement statements) and shall increase or decrease (as the case may be) the amount payable by the Acquiror. All other such adjustments shall be made by separate agreement between the parties and shall be payable by check or wire directly between the parties. Without limiting the generality of the foregoing, the following items of income and expense shall be allocated as of the Closing
Date:

          (a) Current and prepaid rents, including, without limitation, prepaid room receipts, function receipts and other reservation receipts.

          (b)     Real estate and personal property taxes.

          (c)     Amounts under the Operating Agreements.

          (d) Utility charges (including but not limited to charges for water, sewer and electricity).

          (e) Wages, vacation pay, pension and welfare benefits and other fringe benefits of all persons employed at the Property who the Acquiror elects to employ.

          (f) Value of fuel stored on the Property at the price paid for such fuel by the Contributor, including any taxes.

          (g) All prepaid reservations and contracts for rooms confirmed by Contributor prior to the Closing Date for dates after the Closing Date, all of which Acquiror shall honor.

          The Tray Ledger shall be retained by the Contributor. The Contributor shall be required to pay all sales taxes and similar impositions currently up to the Closing Date.

          Acquiror shall not be obligated to collect any accounts receivable or revenues accrued prior to the Closing Date for Contributor, but if Acquiror collects same, such amounts will be promptly remitted to Contributor in the form received.

          If accurate allocations cannot be made at Closing because current bills are not obtainable (as, for example, in the case of utility bills or tax bills), the parties shall allocate such income or expenses at Closing on the best available information, subject to adjustment upon receipt of the final bill or other evidence of the applicable income or expense. Any income received or expense incurred by the Contributor or the Acquiror with respect to the Property after the date of Closing shall be promptly allocated in the manner described herein and the parties shall promptly pay or reimburse any amount due. The Contributor shall pay at Closing all special assessments and taxes applicable to the Property.

          The certificates evidencing the Contributor's ownership of the Interest will be dated as of the Closing Date.

                                   ARTICLE VII
                                   -----------

                           CONDEMNATION; RISK OF LOSS
                           --------------------------

     7.1     Condemnation.  In the event of any actual or threatened taking,
             ------------
pursuant to the power of eminent domain, of all or any portion of the Real Property, or any proposed sale in lieu thereof, the Contributor shall give written notice thereof to the Acquiror promptly after the Contributor learns or receives notice thereof. If all or any part of the Real Property is, or is to be, so condemned or sold, the Acquiror shall have the right to terminate this Agreement pursuant to Section 8.3. If the Acquiror elects not to terminate this
                      -----------
Agreement, all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened) shall be paid or assigned, as applicable, to the Acquiror at Closing.

     7.2     Risk of Loss.  The risk of any loss or damage to the Property prior
             ------------
to the recordation of the Deed shall remain upon the Contributor. If any such loss or damage to more than twenty five percent (25%) of the value of the Improvements occurs prior to Closing, the Acquiror shall have the right to terminate this Agreement pursuant to Section 8.3. If the Acquiror elects not to
                                     -----------
terminate this Agreement, all insurance proceeds and rights to proceeds arising out of such loss or damage shall be paid or assigned, as applicable, to the Acquiror at Closing.



                                   ARTICLE VIII
                                   ------------

             LIABILITY OF ACQUIROR; INDEMNIFICATION BY CONTRIBUTOR;
             ------------------------------------------------------
                               TERMINATION RIGHTS
                               ------------------

     8.1     Liability of Acquiror.  Except for any obligation expressly assumed
             ---------------------
or agreed to be assumed by the Acquiror hereunder and in the Assignment and Assumption Agreement, the Acquiror does not assume any obligation of the Contributor or any liability for claims arising out of any occurrence prior to Closing.

     8.2     Indemnification by Contributor.  The Contributor hereby indemnifies
             ------------------------------
and holds the Acquiror harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses, subject to Section 9.11
                                                                 -------------
that may at any time be incurred by the Acquiror, whether before or after Closing, as a result of any breach by the Contributor of any of his representations, warranties, covenants or obligations set forth herein or in any other document delivered by the Contributor pursuant hereto.

     8.3     Termination by Acquiror.  If any condition set forth herein cannot
             -----------------------
or will not be satisfied prior to Closing, or upon the occurrence of any other event that would entitle the Acquiror to terminate this Agreement and its obligations hereunder, and the Contributor fails to cure any such matter within five days after notice thereof from the Acquiror, the Acquiror, at its option and as its sole remedy, shall elect either (a) to terminate this Agreement and receive a refund of the entire Deposit, with interest, and all other rights and obligations of the Contributor and the Acquiror hereunder shall terminate immediately, or (b) to waive its right to terminate and, instead, to proceed to Closing.

     8.4     Termination by Contributor.  If, prior to Closing, the Acquiror
             --------------------------
defaults in performing any of its obligations under this Agreement (including its obligation to purchase the Property), and the Acquiror fails to cure any such default within five days after notice thereof from the Contributor, then the Contributor's sole remedy for such default shall be to terminate this Agreement.

                                   ARTICLE IX
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     9.1     Completeness; Modification.  This Agreement constitutes the entire
             --------------------------
agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto. This Agreement may be modified only by a written instrument duly executed by the parties hereto.

     9.2     Assignments.  The Acquiror may assign its rights hereunder to any
             -----------
affiliate of Acquiror without the consent of the Contributor. No such assignment shall relieve the Acquiror of any of its obligations and liabilities hereunder.

     9.3     Successors and Assigns.  The benefits and burdens of this Agreement
             ----------------------
shall inure to the benefit of and bind the Acquiror and the Contributor and their respective party hereto.

     9.4     Days.  If any action is required to be performed, or if any notice,
             ----
consent or other communication is given, on a day that is a Saturday or Sunday or a legal holiday in the jurisdiction in which the action is required to be performed or in which is located the intended recipient of such notice, consent or other communication, such performance shall be deemed to be required, and such notice, consent or other communication shall be deemed to be given, on the first business day following such Saturday, Sunday or legal holiday. Unless otherwise specified herein, all references herein to a "day" or "days" shall refer to calendar days and not business days.

     9.5     Governing Law.  This Agreement and all documents referred to herein
             -------------
shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

     9.6     Counterparts.  To facilitate execution, this Agreement may be
             ------------
executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement.

     9.7     Severability.  If any term, covenant or condition of this
             ------------
Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to other persons or circumstances, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     9.8     Costs.  Regardless of whether Closing occurs hereunder, and except
             -----
as otherwise expressly provided herein, each party hereto shall be responsible for its own costs in connection with this Agreement and the transactions contemplated hereby, including without limitation fees of attorneys, engineers and accountants.

     9.9     Notices.  All notices, requests, demands and other communications
             -------
hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, at the addresses and with such copies as designated below. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when actually delivered to the intended recipient.

     If to the Contributor:       Hasu P. Shah
     ---------------------
                                  c/o Hersha Group
                                  148 Sheraton Drive, Box A
                                  New Cumberland, PA 17070
                                  Phone: (717) 770-2405
                                  Fax: (717) 774-7383



     With a copy to:              Mayur Patel, Esquire
     --------------
                                  c/o Hersha Group
                                  148 Sheraton Drive, Box A
                                  New Cumberland, PA 17070
                                  Phone: (717) 770-2405
                                  Fax: (717) 774-7383

     If to the Acquiror:          Hersha Hospitality Limited Partnership
     ------------------
                                  148 Sheraton Drive, Box A
                                  New Cumberland, PA 17070
                                  Phone: (717) 770-2405
                                  Fax: (717) 774-7383
                                  Attn: Ashish R. Parikh

     With a copy to:              Lok Mohapatra, Esquire
     --------------
                                  Shah & Byler, LLP
                                  Penn Mutual Towers
                                  510 Walnut Street, 9th floor
                                  Philadelphia, PA  19106
                                  Phone:  (215) 238-1045
                                  Fax:  (267) 238-1874



Or to such other address as the intended recipient may have specified in a notice to the other party. Any party hereto may change its address or designate different or other persons or entities to receive copies by notifying the other party and the Escrow Agent in a manner described in this Section.

     9.10     Incorporation by Reference.  All of the exhibits attached hereto
              --------------------------
are by this reference incorporated herein and made a part hereof.

     9.11     Survival.  All of the representations, warranties, covenants and
              --------
agreements of the Contributor and the Acquiror made in, or pursuant to, this Agreement shall survive for a period of twelve (12) months following Closing and shall not merge into the Deed or any other document or instrument executed and delivered in connection herewith, except for the representations and warranties set forth in Sections 3.4, 3.7 and 3.9, which shall survive for periods coterminous with applicable statutes of limitations.

     9.12     Further Assurances.  The Contributor and the Acquiror each
              ------------------
covenant and agree to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon the written request of the other party, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by either party hereto for the purpose of or in connection with consummating the transactions described herein.

     9.13     No Partnership.  This Agreement does not and shall not be
              --------------
construed to create a partnership, joint venture or any other relationship between the parties hereto except the relationship of Contributor and Acquiror specifically established hereby.

     9.14     Time of Essence.  Time is of the essence with respect to every
              ---------------
provision hereof.

     9.15     Confidentiality.  Contributor and its representatives, including
              ----------------
any professionals representing Contributor, shall keep the existence and terms of this Agreement strictly confidential, except to the extent disclosure is compelled by law, and then only to the extent of such compulsion.

          IN WITNESS WHEREOF, the Contributor and the Acquiror have caused this Agreement to be executed in their names by their respective duly-authorized representatives.

                                        CONTRIBUTOR:
                                        -----------


                                        ----------------------------------------
                                        Hasu P. Shah



                                        ACQUIROR:
                                        --------

                                        Hersha Hospitality Limited Partnership,
                                        a Virginia limited partnership

                                        By:   Hersha Hospitality Trust, a
                                              Maryland business trust, its sole
                                              general partner


                                              By:
                                                   -----------------------------
                                                   Jay H. Shah, President & COO

                                        LLC:
                                        ---

                                        Brisam Hotel LLC,  a New York limited
                                        liability company



                                        By:
                                             ---------------------------------
                                             David L. Desfor, Manager

                                    EXHIBIT A
                                    ---------

                            LEGAL DESCRIPTION OF LAND
                            -------------------------

                                    EXHIBIT B
                                    ---------

                              EMPLOYMENT AGREEMENTS
                              ---------------------

                                      None

                                    EXHIBIT C
                                    ---------

                               INSURANCE POLICIES
                               ------------------

                                    EXHIBIT D
                                    ---------

                                     LEASES
                                     ------

                                      None

                                    EXHIBIT E
                                    ---------

                              OPERATING AGREEMENTS
                              --------------------

                                    EXHIBIT F
                                    ---------
                            ARTICLES OF ORGANIZATION
                            ------------------------
                                BRISAM HOTEL LLC
                                ----------------

                                    EXHIBIT G
                                    ---------
                             LLC OPERATING AGREEMENT
                             -----------------------

                                    EXHIBIT H
                                    ---------

                            WARRANTIES AND GUARANTIES
                            -------------------------

                                    EXHIBIT I
                                    ---------

                               LITIGATION SCHEDULE
                               -------------------